UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 11, 2020

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 South Main Street, Mansfield, PA		16933
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(570) 662-2121

N/A
(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 Item 7.01.  Regulation FD Disclosure.

Citizens Financial Services, Inc. intends to use the materials furnished herewith in one or more meetings with investors and analysts.  A copy of the investor presentation is attached hereto as Exhibit 99.1, and is being furnished herewith pursuant to Item 7.01.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation dated June 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Services, Inc.

June 11, 2020	By:	/s/ Randall E. Black
Randall E. Black
Chief Executive Officer and President

Exhibit 99.1

 192165  5974150  0113186  838484  24815756      Investor PresentationJune 11, 2020

 Forward looking statements  This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations, future performance and business of Citizens Financial Services, Inc. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. To the extent that statements in this presentation do not relate to historical or current facts, they constitute forward-looking statements. Although such statements are based on current estimates and expectations, and currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause actual results to differ materially from those presented. You will find more detailed information regarding these factors in our filings with the U.S. Securities and Exchange Commission, including in the “Risk Factors” section of our most recently filed Annual Report on Form 10-K and of our most recently filed Quarterly Report on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date such data was presented. Citizens Financial Services, Inc. undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise following this presentation, whether as a result of new information, future developments or otherwise, except as may be required by law.

     192165  5974150  0113186  838484  24815756              About Citizens Financial Services, Inc.  Investor presentation

  Current Company Snapshot (3/31/2020)  Overview & Trading Information  Financial Highlights   About Citizens Financial Services, Inc.     Standalone  Pro Forma  Assets:  $1,465M  ~1,750M  Deposits:  $1,205M  ~1,400M  Loans:  $1,094M  ~$1,300M    Standalone  Consolidated TCE/TA:  9.4%  Bank Leverage Ratio:  9.5%  Loan Loss Reserves / Loans:  1.3%    MRQ  LTM  Net Income:  $4.5 million  $19.6 million  Net Interest Margin:  3.82%  3.79%  ROAA:  1.24%  1.35%  ROAE:  11.48%  12.82%  ROATCE:  13.65%  15.36%  Headquarters:  Mansfield, PA    Offices(1):  30 branches    FTEs(1):  ~300 full time employees    Exchange/Listing:  OTC Pink: CZFS      Pre-Pandemic(3/1/2020)  Post-Pandemic(6/5/2020)  Market Cap(1):  $223 million  $208 million  Closing Price(1):  $63.25  $53.50  Annualized Dividend Yield(1):  2.8%  3.4%  Average Daily Volume (3Mo) (1)  425 shares  1,226 shares  52 Week Range(1):  $36.00 - $69.99    P/TBV(1):  170%  138%  P/2020E(1):  11.4x  10.0x  (1) As of market close on June 5, 2020Source: S&P Global Market Intelligence    Strong Capital Ratios (3/31/2020)   Profitability (3/31/2020)

 Executive Management     Randy BlackCEO, President & Director  Mr. Randall E. Black, also known as Randy, has been the President of Citizens Financial Services Inc. and its subsidiary First Citizens Community Bank (Mansfield, PA) since March 2004. Mr. Black has been the Chief Executive Officer of Citizens Financial Services Inc. and First Citizens National Bank since April 20, 2004. He served as Principal Accounting Officer of Citizens Financial Services Inc. since 2001 and also served as its Principal Financial Officer. He also served as Senior Vice President of Citizens Financial Services from 2003 to March 2004. Prior to joining First Citizens, Mr. Black was employed by Parente, Randolph, Orlando, Carey and Associates of Williamsport, Pennsylvania where he focused on bank auditing. He served as Senior Vice President and Chief Financial Officer of First Citizens National Bank since 1999. He served as an Assistant Treasurer of Citizens Financial Services Inc. since 1999. He began his career at First Citizens in 1993. Mr. Black has been a Director of Citizens Financial Services Inc. and First Citizens National Bank since 2004.  Mick JonesCOO  Mr. Mickey L. Jones, also known as Mick, CPA, has been the Chief Financial Officer of Citizens Financial Services Inc. since June 2004 and serves as Treasurer. Mr. Jones has been Executive Vice President of Citizens Financial Services Inc. since 2007. He has been the Chief Operating Officer of Citizens Financial Services Inc. since 2010. Mr. Jones has been Chief Financial Officer of First Citizens Community Bank since June, 2004. Mr. Jones has been Executive Vice President of First Citizens Community Bank since 2007 and serves as its Chief Operating Officer. He served as Senior Vice President of Citizens Financial Services Inc. since June 2004 and also served as its Assistant Treasurer. He served as Senior Vice President of First Citizens Community Bank. Mr. Jones served as Director of Finance and Claims for Keystone Health Plan Central, Inc.  David Richards, Jr.EVP & Director  David Richards was named Executive Vice President of the Bank on December 8, 2017. Prior to 2017, Mr. Richards was Executive Vice President of S&T Bank from 2013 to 2017. Starting in 1997, Mr. Richards was one of the founders, President and CEO of Nittany Bank and Nittany Financial Corp until the company was purchased by National Penn Bank in 2006, where he remained as Executive Vice President until 2013. Mr. Richards has extensive knowledge and experience in the banking and other industries, providing valuable insight in the daily and strategic operation of the Bank, positioning him well to be an explorer director. He has been a Director of the Company and the Bank since December, 2017.  Source: S&P Global Market Intelligence   Experienced Leadership

     For the past 11 years, Citizens Financial Services, Inc. has been ranked one of the top 100 best performing community banks in the nation with assets less than $2 billion. This ranking is based on a 3-year ROAE. Our 2012 performance ranked us as number ONE in the nation. We also continue to be ranked in the top 100 Ag lenders nationwide, 2nd for banks HQ’d in PA.  We continue to receive a 5-star rating from Bauer Financial, Inc. which analyzes and reports on the financial condition of the nation’s banks.  S&P Global Market Intelligence, which ranks the 100 best performing community banks with assets between $1 billion and $10 billion using six categories, ranked us 47th for our 2015 performance.  FFIEC, responsible for tracking and reporting on small business and Agricultural lending, continues to rank us #1 for both small business and agricultural loans in Potter, Tioga and Bradford Counties in Pennsylvania.  In 2017, Forbes Magazine began conducting customer satisfaction surveys for all banks across the nation. First Citizens Community Bank has been ranked the number ONE bank for Satisfaction and Trust in the State of Pennsylvania for both 2017 and 2018.  Industry Recognition

 Track Record of Value Creation   LTM Stock Performance   3-Year Stock Performance   Note: Market data as of market close on June 5, 2020Source: S&P Global Market Intelligence   Under Current Management..  Randy & Mick Took Leadership Roles 1H’2004  Total Return Under Current Leadership: 405%  5-Year Stock Performance   LTM Total Return: (9%)  3 Year Total Return: 15%  5 Year Total Return: 39%

 History of Outperformance  Note: Market data as of market close on June 5, 2020Note: KRE defined as SPDR S&P Regional Banking ETFSource: S&P Global Market Intelligence   CZFS Total Return vs. KRE Index

   (1) Annualized 1st quarter 2020Source: S&P Global Market Intelligence   TBV/Share & EPS Growth  Dividend History  Annual Dividend/Share  Stock Dividend  1.0%  1.0%  5.0%  1.0%  1.0%  5.0%  (1)  (1)  Building Shareholder Value   (1)  1.0%

 Investment Highlights   Long history of creating shareholder value and operating successfullyTenured management with strong track record of operating high value companies Experienced, disciplined and prudent acquirer Strong geographic diversification presents opportunities Steady record of high profitabilityDiversity of interest earning assetsLong-term focus on shareholder returns

COMMITTED TO EXECUTION

RECENT ACCOMPLISHMENTS

- 7 branch and whole bank transactions announced since 2000
- Completed MidCoast Community Bank merger transaction on April 17, 2020
- Introduction of new branding to continue to differentiate the brand in the marketplace
- Recorded an exceptionally strong 2019 and 1st quarter 2020
- In 1Q20, paid quarterly dividend to date, $0.455 p/s plus $0.10 p/s special dividend, an increase of 26% YoY
- Announced a 1% stock dividend on June 5

FUTURE PROSPECTS

- Increased investment in customer engagement and digital banking alternatives
- Continued execution upon growth strategies in existing markets
- Prudent evaluation and action on potential future M&A opportunities
- Achieving outstanding shareholder return and providing customer service second to none
- Keeping a focus on community banking with outstanding customer service

FCCB FIRST CITIZENS COMMUNITY BANK 11

 Strong capital position   Well prepared with strong capital reserves  Preparedness a result of sound capital planning and prudent capital management, robust earnings performance and responsible dividend practices Regulatory capital ratios exceed defined well-capitalized standards

 Liquidity position & Sources  Liquidity well-managed to cover short-term needs

 Standing by our customers  COVID Loan Impact  Total loan deferrals of $170 million, representing 12.5% of total loans outstanding as of May 31, 2020Comprised of 292 commercial loans ($150M), 48 agricultural loans ($11M) and 66 residential and consumer loans ($10M)

 Serving the Community  Impact of Paycheck Protection Program (PPP)  $2.2MEstimated Fee Income  568 Loans Processed  $53.2M Amount of Loans  7,729 Jobs Protected

 Balance Sheet Exposure  industry concentration   $95M of gas-related exposure across all industries

     192165  5974150  0113186  838484  24815756              Business & FinancialHighlights   Investor presentation

 Source: S&P Global Market Intelligence  Key Financial Highlights – Top Tier Consolidated   Pro Forma  ~$1,750,000  ~$1,300,000  ~$1,400,000  ~93%

 Source: S&P Global Market Intelligence   Total Asset Growth Since 2000 ($000)          History of Successful Growth Since 2000

 Note: Median values shown for peer groupsNote: Financial data as of March 31, 2020Source: S&P Global Market Intelligence   CZFS is a top performer among its peers, with key metrics well above peer medians       PA NASDAQ Listed Banks  PA OTC Listed Banks > $500M  PA Banks $1.0B - $3.0B  LTM ROAA:  1.35%  0.86%  0.91%  0.92%  LTM ROATCE:  12.82%  10.22%  9.95%  9.79%  LTM Efficiency:  53.91%  63.38%  64.95%  66.28%  LTM NIM:  3.79%  3.48%  3.45%  3.51%  Outperforming the Competition

 Source: S&P Global Market Intelligence  Consistent & attractive Returns   Historical ROAA and ROAE

 Note: Includes completed acquisition of MidCoast Community Bancorp, Inc.Source: S&P Global Market Intelligence  Branch Map  Branch List   Geographically Diverse

 Competitive Deposit Market Share  Note: Includes completed acquisition of MidCoast Community Bancorp, Inc.Source: S&P Global Market Intelligence  Demographics Highlights   Familiar Markets We Understand

 Note: Includes pro forma impact of completed acquisition of MidCoast Community Bancorp, Inc.Source: S&P Global Market Intelligence  Total Loans  Total Deposits  Attractive Business Mix – March 31, 2020

 Source: S&P Global Market Intelligence  Focus on agriculture lending   Ag team has over 350 years of experience in farming and ag banking, a rare combination in any industryAg team led by Chris Landis, who has 28 years in farming experience, 26 years in Ag banking, and is a member of the Professional Dairy Managers of PAExpertise in swine, poultry, dairy beef, crops and other agribusiness has expandedSupported by Ag Advisory Boards, composed of farmers and other industry leaders who help us stay in touch with the needs, opportunities and challenges of Ag customers  A leading agricultural lender  Growing Business Line

 Source: S&P Global Market Intelligence  History of strong asset quality  Historical Nonperforming assets / assets  NCOs/Avg Loans:  0.03%  (0.04%)  0.03%  0.02%  0.06%  0.00%

     192165  5974150  0113186  838484  24815756              M&A Strategy  Investor presentation

ACQUISITION STRATEGY

ACQUIRE TO INCREASE SHAREHOLDER VALUE

EXISTING MARKETS

- Transactions more financial in nature
- Defensive play on competitive landscape
- Cost savings likely to be strong
- Achieve scale to improve operating economics
- Pro forma liquidity and market capitalization
- Acquire talent and personnel
- Complimentary to earnings and balance sheet

NEW MARKETS

- Transactions more strategic in nature
- Attractive demographics
- New business lines
- Achieve scale to improve operating economics
- Pro forma liquidity and market capitalization
- Acquire talent and personnel
- Complimentary to earnings and balance sheet

FCCB FIRST CITIZENS COMMUNITY BANK 28

POSITIONED FOR RESPONSIBLE ACQUISITIVE GROWTH

PRUDENT ACQUISITION PARAMETERS

- Target strong EPS accretion
- Aim for payback periods < 3 years, 3 – 5 years if strategically compelling
- Manageable tangible book value dilution – aim for < 5%; 5 – 10% if strategically compelling
- Must remain well-capitalized, with other capital ratios such as CRE, construction, double leverage, and debt to equity being monitored as well

WELL POSITIONED FRANCHISE FOR CONSOLIDATION

- ☑ Retaining key leadership in any merger will help facilitate a successful integration process
- ☑ Employer of choice for employees throughout Pennsylvania
- ☑ All future partners will have access to additional products and a higher legal lending limit
- ☑ Larger balance sheet and potential for NASDAQ listing/Russell inclusion increases the amount of acquisitive growth opportunities available to Citizens

FCCB FIRST CITIZENS COMMUNITY BANK 29

 Regional M&A Opportunities   Note: Regions match PA Bankers Regional GroupsSource: S&P Global Market Intelligence    Southeast PA  Northeast PA  North Central PA  South Central PA  Central PA  Potential Targets

 Regional M&A Opportunities   Source: S&P Global Market Intelligence  Delaware  Eastern Shore MD  Potential Targets

     192165  5974150  0113186  838484  24815756              Acquisition of Midcoast community bank   Investor presentation

 Community-Focused Institution      Attentive to Customers      Disciplined Lending Practices      Entrepreneur Sales Culture      Preferred Community Bank in its Markets      Serving the Local Business Community      Employer of Choice       Combination of likeminded institutions

 Note: Data as of 12/31/2020Source: S&P Global Market Intelligence   Headquarters:  Mansfield, PA  Executive Management:  Randy Black (CEO)Mick Jones (COO)  Offices:  27 Branches  Employees:  257 Full Time Employees  Assets:  $1.47 billion  Loans/Deposits (%):  92.1%  LTM ROAA (%):  1.34%  LTM ROAE (%):  13.00%  LTM Efficiency Ratio (%):  54.37%  LTM NIM (%):  3.72%  NPAs/Assets (%):  1.52%  Reserves/Loans (%):  1.24%  Headquarters:  Wilmington, DE  Executive Management:  Eric G. Hoerner (CEO)Bill Lattanzio (CBO)  Offices:  3 branches  Employees:  40 Full Time Employees  Assets:  $266.4 million  Loans/Deposits (%):  107.9%  LTM ROAA (%):  0.37%  LTM ROAE (%):  3.72%  LTM Efficiency Ratio (%):  80.59%  LTM NIM (%):  2.91%  NPAs/Assets (%):  0.01%  Reserves/Loans (%):  0.88%  Company overviews

ANNOUNCED TRANSACTION TERMS

Transaction	▪ Citizens Financial Services, Inc. ("*CZFS*") will acquire 100% of MidCoast Community Bancorp, Inc.'s ("*MDCT*") outstanding common stock
Consideration Mix	▪ 75% stock / 25% cash ▪ Subject to shareholder election

Per Share Consideration[(1)]	▪ $6.50 total cash or stock consideration per share of MDCT common stock[(1)]
	  ▪ $6.50 in cash consideration per share of MDCT common stock; or
	  ▪ 0.1065 shares of CZFS common stock per share (the "*Exchange Ratio*")

Aggregate Consideration	▪ $31.0 million at announcement[(1)]
Price Protection	▪ Fixed exchange ratio ▪ 20% double trigger downside price protection
Announcement Metrics	▪ Price to tangible equity of 122% ▪ Price/2020 Earnings (+ Estimated Cost Savings) of 11.1x ▪ Premium to core deposits[(2)] of 3.7%
Personnel	▪ Five commercial relationship managers with over 150 years of combined experience have signed employment agreements with CZFS
Approvals & Close	▪ MDCT shareholder approval ▪ Will seek customary approvals from PA, DE and the Federal Reserve ▪ Expected closing in the 1st quarter of 2020

(1) Based upon a $61.00 price for CZFS common stock
(2) Core deposits defined as total deposits less time deposits > $100k
Source: S&P Global Market Intelligence

FCCB FIRST CITIZENS COMMUNITY BANK 35

TRANSACTION RATIONALE

Strategic Rationale	▪ Creation of a multi-regional, dynamic franchise with strong financial performance in attractive markets
	  ▪ Largest OTC listed bank in the PA, NJ, DE & MD combined market
	  ▪ One of the Top 25 banks by asset size in the PA & DE combined market
	▪ Continuation of acquisitive growth – acquired First National Bank of Fredericksburg in December 2015; acquired 1 S&T branch in December 2017
	▪ Strategic geographic expansion into affluent regions with favorable demographics, specifically increasing southeastern PA presence including Chester County

Financially Attractive	▪ Immediately accretive to earnings at close ▪ Immediately accretive to tangible book value at close ▪ Immediate payback period ▪ > 15% internal rate of return exceeds internal thresholds ▪ Reasonable cost savings (32%) projected to be achievable via operating synergies ▪ Pricing in line with other recent transactions for banks similar in size, performance and geography

Well-Positioned Franchise	▪ Opportunity to expand relationships with MidCoast customers
	  ▪ Stronger balance sheet and capital base to support increased borrowing needs
	  ▪ Broader array of products and services offered
	▪ Continuity of key MidCoast management and personnel will ease integration and keep expertise of local markets within the company
	▪ Larger pro forma company can lead to further benefits of scale, additional growth opportunities and improved efficiency
	▪ Ideally positioned to become consolidator of choice in PA and adjacent markets

(1) Based upon a $61.00 price for CZFS common stock
(2) Core deposits defined as total deposits less time deposits > $100k
Source: S&P Global Market Intelligence

FCCB FIRST CITIZENS COMMUNITY BANK 36

KEY TRANSACTION IMPACTS[1]

TOP TIER CONSOLIDATED IMPACT	
Estimated EPS Accretion	>3%
TBV Payback Period[2]	Immediate
Internal Rate of Return	>15%
Pro Forma TCE/TA (At Close)	> 8.0%
Pro Forma Leverage (At Close)	> 8.5%
Pro Forma Tier 1 RBC (At Close)	> 10.0%
Pro Forma TRBC (At Close)	> 12.0%

BANK LEVEL IMPACT	
Pro Forma Loans/Deposits	95%
Pro Forma CRE Concentration	161%

(1) Estimated impacts provided solely for illustrative purposes
(2) Tangible book value payback period calculated using the crossover method; inclusive of all one-time related transaction expenses
Source: S&P Global Market Intelligence; Company-provided documents

FCCB FIRST CITIZENS COMMUNITY BANK 37

     192165  5974150  0113186  838484  24815756              appendix  Investor presentation

 Source: S&P Global Market Intelligence  Key Financial Highlights – Bank Level Regulatory

 Source: S&P Global Market Intelligence  Key Financial Highlights – Bank Level Regulatory

PANDEMIC RESPONSE

OPERATIONAL RESPONSE & PREPAREDNESS

- Dispersion of key operating functions
- Key executives and officers dispersed and working from home or alternate locations
- FCCB locations following alternative work practices, i.e. split schedules, distancing, and remote, work from home options
- Provided tools to conduct meetings remotely via telephone and digital channels
- Discontinued non-essential travel, large events, and meetings, including condensing our Annual Meeting and asking shareholders not to attend in person

EMPLOYEE PROTECTION & ASSISTANCE

- Up to 2 weeks additional paid time to any employee who contracts the virus or is subject to quarantine due to exposure
- Employees with pre-existing health conditions or compromised immune systems eligible for leave without fear of losing their job
- Additional cleaning procedures for high-touch surface areas and increased cleaning frequency
- Sneeze guards installed at all branches
- Engaged 3rd party vendor to sew cloth face masks for employees who want them
- Encouraging good hygiene & virtual medical diagnoses

FCCB FIRST CITIZENS COMMUNITY BANK 41

PANDEMIC RESPONSE

CUSTOMER CONSIDERATIONS

- 6 branches on drive-thru only service
- 19 branches are limited morning lobby hours with capability to schedule afternoon appointments
- All branches can accommodate customers in lobby for special needs
- Activated Emergency Cash Protocol:
  - Increased physical cash inventory
  - Daily monitoring of cash activity
  - Frequent ATM replenishment
- Encouraged use of Contact Center and Online or Mobile Banking options
- Expedited approval to increase debit card limits
- 3rd party credit card vendor offering skip-a-pay option for impacted cardholders
- Waiving fees for using other ATMs, mobile deposits fees and phone transfer fees

SUPPORTING CLIENTS & COMMUNITIES

- Announced FCCB COVID-19 Payment Relief Program on March 24, 2020
  - For customers < 30 days past due
  - Will be modified to comply with any forthcoming regulatory guidance
- Willing to consider modification requests that fall outside of the scope of the Program for strong credits, when evaluated through normal workflow channels
- Providing existing residential mortgage customers with a 12-month 1.99% HELOC
- Waiving all late fees for payments due in March and April 2020
- Working with clients to participate in the SBA for Economic Injury Disaster Loans

FCCB FIRST CITIZENS COMMUNITY BANK 42